POWER OF ATTORNEY

        Each of the undersigned Directors and/or Officers of The Timken Company, an Ohio corporation (the "Company"), hereby constitutes and appoints W. R. Timken, Jr., Joseph F. Toot, Jr., Gene
E. Little and Larry R. Brown, and each of them, his true and lawful attorney-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf as a Director and/or Officer of the Company, an Annual Report pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, on Form 10-K for the fiscal year ended December 31, 1996 and to sign any and all amendments to such Annual Report, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact full power and authority to do and perform any and all other acts and deeds whatsoever that may be necessary or required in connection with the foregoing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may lawfully do or cause to be done by virtue thereof.

        EXECUTED this 7th day of February, 1997.


/s/ R. Anderson                           /s/ Ward J. Timken
_____________________________             _______________________________
Robert Anderson, Director                 Ward J. Timken, Director and
                                          Vice President

/s/ Stanley C. Gault                      /s/ W. R. Timken, Jr.
_____________________________             _______________________________
Stanley C. Gault, Director                W. R. Timken, Jr., Director and
                                          Chairman - Board of Directors

/s/ J. Clayburn LaForce, Jr.              /s/ Joseph F. Toot, Jr.
_______________________________           _______________________________
J. Clayburn La Force, Jr., Director       Joseph F. Toot, Jr., Director and
                                          President and Chief Executive Officer

/s/ Gene E. Little                        /s/ M. D. Walker
_________________________________         ________________________________
Gene E. Little, Vice President - Finance Martin D. Walker, Director (Principal Financial Accounting Officer)

/s/ Robert W. Mahoney                     /s/ Charles H. West
_________________________________         ________________________________
Robert W. Mahoney, Director               Charles H. West, Director

/s/ Jay A. Precourt                       /s/ A. W. Whitehouse
_________________________________         ________________________________
Jay A. Precourt, Director                 Alton W. Whitehouse, Director

/s/ John M. Timken, Jr.
_________________________________
John M. Timken, Jr., Director